UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2022

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-262106	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Stockholders on December 15, 2022, four proposals were presented to stockholders:

1.To elect the nominees of the board of directors to the board to hold office until the 2023 Annual Meeting of Stockholders.

2.A proposal to ratify the appointment of KPMG LLP ("KPMG") as our independent public accounting firm for fiscal 2023.

3.A proposal to approve, on an advisory basis, the compensation of our named executive officers as identified in the Proxy Statement for the annual meeting (so-called "say on pay").

4.A proposal to approve, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the company's named executive officers (so-called "say on frequency" vote).

The final results for each of the matters submitted to a vote at the Company’s 2022 Annual Meeting of Shareholders held on December 15, 2022 are as follows:

Proposal 1: The nine Directors named in the Proxy Statement were elected by the shareholders, by the votes set forth in the table below:

Nominee	For	AGAINST	ABSTAIN	BNV
Patrick M. Antkowiak	62,426,611	32,873	23,963	808,225
Robert E. Beauchamp	62,405,334	54,153	23,960	808,225
Thomas F. Bogan	62,389,257	70,221	23,969	808,225
Karen M. Golz	62,199,459	260,145	23,843	808,225
Ram R. Krishnan	54,553,054	7,906,503	23,890	808,225
Antonio J. Pietri	62,348,935	110,592	23,920	808,225
Arlen R. Shenkman	62,426,428	33,026	23,993	808,225
Jill D. Smith	59,974,958	2,484,726	23,763	808,225
Robert M. Whelan, Jr.	61,889,321	570,259	23,867	808,225

Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2023 was ratified by the shareholders, by the votes set forth below:

For	AGAINST	ABSTAIN	BNV
63,277,867	5,753	8,052	—

Proposal 3: The Company’s executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the shareholders set forth below:

For	AGAINST	ABSTAIN	BNV
48,907,663	13,565,476	10,308	808,225

Proposal 4: The preferred frequency of stockholder advisory votes on the compensation of the Company's named executive officers was approved by the non-binding advisory votes of the shareholders set forth below:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BNV
62,021,663	11,551	441,192	9,041	808,225

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: December 19, 2022	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President, General Counsel and Secretary